UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2006

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 17, 2006 Inverness Medical Innovations, Inc. announced that we signed a non-binding letter of intent with The Procter & Gamble Company (“P&G”) to form a joint venture to develop and market consumer diagnostic products.

On November 17, 2006 discussions with P&G regarding our previously disclosed consumer diagnostics joint venture remain on course and we continue to be hopeful that definitive agreements can be signed during the fourth quarter.  While the joint venture will be complex, we expect the core of the arrangement to involve a 50/50 partnership to develop, acquire and market consumer diagnostic and monitoring products, other than for cardiology and diabetes.  We will contribute our assets related to this business to the joint venture in exchange for $325 million cash, however we will retain all of our manufacturing assets and we will supply the joint venture with its products.  P&G will retain an option to put its interest in the venture back to us at market value on the 4th anniversary of the closing.  Of course, the nature of any relationship that we enter into with P&G remains subject to negotiation and may ultimately differ significantly from that described above.

Safe Harbor

The statements regarding a potential joint venture contained in this Form 8-K, including without limitation the statements regarding the subject matter, terms and future negotiation of the joint venture and any definitive agreement that may be entered into, are forward-looking statements within the meaning of the federal securities laws.  These statements reflect our current views with respect to future events and are based on management’s current assumptions and information currently available.  Those statements are neither promises nor guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from the statements, including without limitation, changes to the terms of the joint venture agreed to during the negotiation of a definitive agreement; the ability of the parties to obtain regulatory approval of the joint venture; changes to the terms of the joint venture arising out of or driven by the regulatory approval process or the Federal Trade Commission’s ongoing investigation relating to our consumer and certain other diagnostic products; our ability to obtain the consent of our lenders in order to establish the joint venture; our ability to manage and obtain the benefits of joint venture activities; our ability to develop new products and the market’s acceptance of these products; P&G’s ability to effectively sell and distribute the joint venture’s consumer diagnostics products and the risks and uncertainties described in our periodic and current reports filed with the Securities and Exchange Commission under the federal securities laws, including without limitation our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.  The forward-looking statements contained in this Form 8-K are made as of the date of the Form 8-K only, and we undertake no obligation to update any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: November 17, 2006	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance